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                                                                    EXHIBIT 3.13

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 04:30 PM 08/28/1995
                                                         960 195540 - 2537674

                            CERTIFICATE OF FORMATION

                                       OF

                              MTA ACQUISITION, LLC

          This Certificate of Formation is being executed as of August 28, 1995, for the purpose of forming a limited liability company pursuant to the Delaware Limited Liability Company Act, 6 DEL. C. Sections 18-101, ET SEQ.

          The undersigned, being duly authorized to execute and file this Certificate, does hereby certify as follows:

          1) NAME. The name of the limited liability company is MTA Acquisition, LLC.

          2) REGISTERED OFFICE AND REGISTERED AGENT. The Company's registered office in the State of Delaware is located at 32 Loockerman Square. Suite L-100, Dover, Delaware 19904. The registered agent of the Company for service of process at such address is The Prentice-Hall Corporation System, Inc.

          3) DISSOLUTION. The latest date on which the Company is to dissolve is December 31, 2025.

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Formation as of the day and year first above written.


                                                       /s/ ILLEGIBLE
                                                       -------------------------
                                                           Authorized Person

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   STATE OF DELAWARE
  SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 09/13/1995
  950208993 - 2537674

                            CERTIFICATE OF AMENDMENT

                                       OF

                            CERTIFICATE OF FORMATION

                                       OF

                              MTA ACQUISITION, LLC

          The undersigned authorized person of MTA Acquisition, LLC, a Delaware domestic limited liability company (the "Company") hereby certifies on behalf of the Company as follows:

          1. The name of the Company is "MTA Acquisition, LLC." The Company's original Certificate of Formation was filed with the Secretary of State of the State of Delaware on August 28, 1995.

          2. The Certificate of Formation of the Company is hereby amended (the "Amendment") by deleting, in its entirety, Article 1 thereof and inserting in place thereof a new Article 1 to read as follows:

          "NAME. The name of the limited liability company is Advanced Accessory Systems, LLC."

          3. The Amendment was duly adopted in accordance with Section 18-202(a) of the Limited Liability Company Act of the State of Delaware.

          IN WITNESS WHEREOF, this Certificate has been duly executed as of this 13th day of September 1995.


                                                       By: /s/ ILLEGIBLE
                                                          ----------------------
                                                            Authorized Person

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                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 09/05/1997
                                                          971296518 - 2537674

                            CERTIFICATE OF AMENDMENT

                                       OF

                            CERTIFICATE OF FORMATION

                                       OF

                         ADVANCED ACCESSORY SYSTEMS, LLC


          The undersigned authorized officer of Advanced Accessory Systems, LLC, a Delaware domestic limited liability company. (the "Company") hereby certifies on behalf of the Company as follows:

          1. The name of the Company is "Advanced Accessory Systems, LLC." The Company's original Certificate of Formation was filed with the Secretary of State of the State of Delaware on August 28, 1995.

          2. The Certificate of Formation of the Company is hereby amended (the "Amendment") by deleting, in its entirety, Article 1 thereof and inserting in place thereof a new Article 1 to read as follows:

          "NAME. The name of the limited liability company is SportRack, LLC"

          3.   The Amendment was duly adopted in accordance with
Section 18-202 (a) of the Limited Liability Company Act of the State of
Delaware.

          IN WITNESS WHEREOF, this Certificate has been duly executed as of this 31st day of August 1997.


                                             By: /s/ Terence C. Seikel
                                                --------------------------------
                                                Name:  Terence C. Seikel
                                                Title: Vice President of Finance
                                                         and Administration

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     STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 09:00 AM 07/29/1998
   981295805 - 2537674


                     CERTIFICATE OF RESTORE TO GOOD STANDING

                                       OF

                                 SPORTRACK, LLC


          1.   The name of the limited liability company:
               SPORTRACK, LLC

          2.   The date the limited liability company was formed:
               AUGUST 28 1995.

          3.   The limited liability company is paying all sums due under
               Section 18-1107.

          4. This filing will permit the limited liability company to be restored to good standing.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate on the 27th day of July, 1998.


                                                     /s/ Terence C. Seikel
                                                     --------------------------
                                                     Name: Terence C. Seikel
                                                     Title: Vice President